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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of report: October 31, 2005
                        (Date of earliest event reported)


                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


            Maryland                       1-11314                71-0720518
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                               Identification No)


                     22917 Pacific Coast Highway, Suite 350
                            Malibu, California 90265
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. -- Results of Operations and Financial Condition

On November 1, 2005, LTC Properties, Inc. announced the operating results for the third quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. Such information shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers

(c) (1) On October 31, 2005, the Board of Directors elected Wendy Simpson, who is 56 years old, as the registrant's President and Chief Operating Officer. Ms. Simpson remains the Chief Financial Officer and Treasurer of the registrant.

(c) (2) Ms. Simpson has been Vice Chairman since April 2000, Vice Chairman and Chief Financial Officer since July 2000 and a Director of the registrant since 1995.

(c) (3) The Amended and Restated Employment Agreement of Wendy Simpson dated March 9, 2004, (incorporated by reference to Exhibit 10.1 to LTC Properties, Inc.'s Form 10-Q for the quarter ended March 31, 2004) remains valid and unchanged.


Item 9.01. -- Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(c) Exhibits.

99.1     Press Release issued November 1, 2005.


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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       LTC PROPERTIES, INC.



Dated:  November 1, 2005               By:  /s/  WENDY L. SIMPSON
                                            ---------------------
                                            Wendy L. Simpson
                                            President, COO, CFO and Treasurer